UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2018

KBS GROWTH & INCOME REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	333-207471	47-2778257
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On July 16, 2018, KBS Growth & Income REIT, Inc. (the “Company”) held its annual meeting of stockholders at the offices of KBS, 800 Newport Center Drive, First Floor, Suite 140 Conference Center, Newport Beach, California 92660. At the annual meeting, the Company’s stockholders were asked to vote in person or by proxy on (1) the election of the following individuals to the board of directors: Charles J. Schreiber, Jr., Peter M. Bren, George R. Bravante, Jr., Jon D. Kline and Keith P. Russell; and (2) the ratification of the appointment of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the year ending December 31, 2018.
There must be a quorum present for the transaction of any business at an annual meeting of stockholders. A quorum consists of the presence in person or by proxy of stockholders entitled to cast 50% of all the votes entitled to be cast at the annual meeting on any matter.
At the annual meeting of stockholders, there were present, either in person or by proxy, stockholders entitled to cast 3,130,805 votes at the annual meeting on any matter, which represented approximately 33.58% of the 9,321,589 shares of the Company’s common stock issued and outstanding and entitled to be cast at the annual meeting on any matter as of the April 17, 2018 record date. Therefore, a quorum was not present and no vote with respect to the election of directors or the ratification of E&Y was held. The Company did not adjourn the meeting to seek additional votes in order to establish a quorum.
As a result, each of the Company’s directors, pursuant to Maryland law, will continue to serve as a “holdover” director until the 2019 annual meeting of stockholders and until his successor is elected and qualified. Because ratification by the Company’s stockholders of E&Y as the Company’s independent registered public accounting firm for the year ending December 31, 2018 is not required under the Company’s governing documents, E&Y will continue to serve in such capacity.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS GROWTH & INCOME REIT, INC.

Dated: July 18, 2018	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer